Supplement to the Fidelity® Aggressive Growth Fund
January 29, 2002
Prospectus

The following information replaces the similar biographical information found in the "Fund Management" section on page 16.

Rajiv Kaul is manager of Aggressive Growth Fund, which he has managed since November 2002. Since joining Fidelity Investments in 1996, Mr. Kaul has worked as a research analyst and manager.

FEG-02-02 November 15, 2002
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